AAMA Equity Fund – AMFEX

AAMA Income Fund – AMFIX

A Series of Asset Management Fund

Supplement dated April 13, 2020

to the Statement of Additional Information Dated October 28, 2019

Effective April 1, 2020, U.S. Bank National Association replaced MUFG Union Bank, N.A. as the Fund’s custodian. Accordingly, the Statement of Additional Information is revised as follows:

On page 17, the first paragraph in the section entitled “Custodian, Transfer Agent, Financial Administrator and Fund Accountant” is deleted in its entirety and replaced with the following:

U.S. Bank National Association (“U.S. Bank”), 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212, serves as the Trust’s custodian with respect to the Funds. U.S. Bank and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which U.S. Bank serves as the Funds’ custodian and, among other things, will maintain custody of the Funds cash and securities. Prior to April 1, 2020, MUFG Union Bank, N.A. (“Union Bank”), 350 California Street, San Francisco, CA 94104, served as the Funds’ custodian. As compensation for these services rendered by Union Bank, Foreside paid the following amounts to Union Bank during the fiscal period:

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND

690 Taylor Road, Suite 210

Gahanna, Ohio 43230